UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07362

Western Asset Municipal Partners Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2015

WESTERN ASSET

MUNICIPAL PARTNERS

FUND INC. (MNP)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes,* consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax-exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

Under normal market conditions, the Fund invests substantially all of its assets in a diversified portfolio of tax-exempt securities that are rated investment grade at the time of purchase by at least one rating agency and that the investment manager believes do not involve undue risk to income or principal.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal Partners Fund Inc. for the six-month reporting period ended May 31, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 26, 2015

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Municipal Partners Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded moderately during the six months ended May 31, 2015 (the “reporting period”). While the U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was a strong 5.0%, fourth quarter 2014 GDP growth slowed to a more modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. In addition, the U.S. Department of Commerce reported that first quarter 2015 GDP growth was -0.2%. This downturn was attributed to a number of factors, including a deceleration in personal consumption expenditures, along with negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.1 in December 2014, the PMI generally decelerated over much of the reporting period and the PMI was 52.8 in May 2015.

The labor market was a moderate tailwind for the economy during the reporting period. When the period began, unemployment was 5.6%, as reported by the U.S. Department of Labor. By May 2015, unemployment was 5.5%, close to its lowest level since May 2008.

Western Asset Municipal Partners Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that concluded on June 17, 2015, after the reporting period ended, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2015?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury note was 0.47%. It peaked at 0.73% towards the end of December 2014 and again on March 6, 2015, and fell as low as 0.44% on January 15, 2015, before ending the period at 0.61%. The yield on the ten-year Treasury note began the period at 2.18% and its peak of 2.31% occurred on December 5, 2014. The yield on the ten-year Treasury was as low as 1.68% in late January/early February 2015 and concluded the period at 2.12%.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market modestly lagged its taxable bond counterpart during the six months ended May 31, 2015, as the Barclays Municipal Bond Indexv and the Barclays U.S. Aggregate Indexvi gained 0.71% and 1.09%, respectively. The overall municipal bond market was supported by overall positive investor demand, largely improving fundamentals and declining longer-term rates. Its underperformance versus the taxable bond market was partially due to an increase in new issuances thus far in 2015.

Performance review

For the six months ended May 31, 2015, Western Asset Municipal Partners Fund Inc. returned 5.19% based on its net asset value (“NAV”)vii and 7.21% based on its New York Stock Exchange (“NYSE”) market price per share. The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 0.87%. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 0.71% for the same period. The Lipper General & Insured Municipal Debt (Leveraged) Closed-End Funds Category Averageviii returned 1.53% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

IV	Western Asset Municipal Partners Fund Inc.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share. As of May 31, 2015, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2015 (unaudited)
Price Per Share	6-Month Total Return†
$16.78 (NAV)	5.19	%‡**
$15.26 (Market Price)	7.21	%‡‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

† Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MNP” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMNPX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal Partners Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

**	The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 0.87%.

Western Asset Municipal Partners Fund Inc.	V

Investment commentary (cont’d)

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 26, 2015

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Diversification does not assure against market loss. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income securities. The Fund may invest in lower-rated high yield bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 76 funds in the Fund’s Lipper category.

VI	Western Asset Municipal Partners Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2015 and November 30, 2014 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — May 31, 2015

Total Spread Duration
MNP	— 6.68 years
Benchmark	— 5.59 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
MNP	— Western Asset Municipal Partners Fund Inc.

2	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2015

Total Effective Duration
MNP	— 6.46 years
Benchmark	— 5.72 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
MNP	— Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2015

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 151.0%
Alabama — 1.4%
Jefferson County, AL, Sewer Revenue:
Subordinated Lien Warrants	6.000%	10/1/42	$740,000	$823,598
Subordinated Lien Warrants	6.500%	10/1/53	1,300,000	1,497,847
Total Alabama				2,321,445
Alaska — 1.5%
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/21	2,150,000	2,447,388
Arizona — 1.9%
Glendale, AZ, Transportation Excise Tax Revenue, NATL	5.000%	7/1/28	2,855,000	3,099,102	(a)
California — 24.3%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	1.200%	4/1/24	3,000,000	2,998,470	(b)(c)
California Health Facilities Financing Authority Revenue:
Catholic Healthcare West	5.250%	3/1/24	2,500,000	2,580,650
Catholic Healthcare West	5.625%	7/1/32	5,000,000	5,021,450	(a)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	2,500,000	2,592,250	(d)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	1,000,000	1,041,050	(d)(e)
California State, GO, Various Purpose	5.000%	4/1/43	4,000,000	4,456,800	(f)
California Statewide CDA Revenue, Insured Health Facility L.A., Jewish Home, CA, Mortgage Insurance	5.000%	11/15/28	1,500,000	1,644,090
Los Angeles County, CA, MTA Revenue, Union Station Project	0.419%	7/1/27	300,000	283,209	(b)
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue, Multiple Capital Project II	5.000%	8/1/30	2,500,000	2,818,250
Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated, AGM	5.000%	7/1/35	1,500,000	1,505,700	(a)
Lower Tule River, CA, Irrigation District Revenue, COP	5.000%	8/1/40	1,000,000	1,089,940
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,490,000	3,352,810
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	3,000,000	3,942,240
Rancho Cucamonga, CA, RDA, Successor Agency Tax Allocation, Rancho Redevelopment Project Area	5.000%	9/1/30	750,000	857,910
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1	5.500%	9/1/45	500,000	510,120
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/39	250,000	285,330
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien	5.750%	6/1/44	100,000	114,373
Senior Lien	5.750%	6/1/48	200,000	228,002
Turlock, CA, Irrigation District Revenue	5.000%	1/1/35	2,500,000	2,747,125

See Notes to Financial Statements.

4	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Turlock, CA, Public Financing Authority, Tax Allocation Revenue, AGM	5.000%	9/1/30	$1,500,000	$1,570,365
Total California				39,640,134
Colorado — 5.9%
Colorado Health Facilities Authority Revenue, Sisters of Charity Leavenworth Health System Inc.	5.250%	1/1/25	3,500,000	3,993,535
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.750%	11/15/18	285,000	307,760
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	4,000,000	5,320,440
Total Colorado				9,621,735
Florida — 4.7%
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/40	740,000	787,870	(g)
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/24	1,250,000	1,485,600
Miami-Dade County, FL, GO, Seaport	5.000%	10/1/23	2,315,000	2,709,291
Orlando & Orange County, FL, Expressway Authority Revenue	5.000%	7/1/30	2,000,000	2,219,880
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	500,000	528,025	(d)
Total Florida				7,730,666
Illinois — 10.4%
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond	5.000%	12/1/44	1,000,000	1,114,300
Chicago, IL, Park District, GO, FGIC	5.000%	1/1/29	5,000,000	5,014,500
Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, FGIC	5.250%	12/1/18	1,000,000	1,068,290
Chicago, IL, Waterworks Revenue:
Second Lien Project	5.000%	11/1/34	800,000	849,304
Second Lien Project	5.000%	11/1/39	500,000	523,680
Illinois Health Facilities Authority Revenue, South Suburban Hospital Project	7.000%	2/15/18	245,000	263,326	(h)
Illinois Municipal Electric Agency Power Supply, FGIC	5.250%	2/1/28	4,145,000	4,453,720	(a)
Illinois State, GO	5.000%	5/1/39	1,000,000	1,010,710
Illinois State, GO, AGM	5.500%	5/1/16	1,500,000	1,553,790
University of Illinois, COPS	5.000%	3/15/24	1,000,000	1,177,030
Total Illinois				17,028,650
Indiana — 2.0%
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project	5.000%	6/1/39	1,000,000	1,057,990
Indianapolis, IN, Local Public Improvement Bond Bank	5.000%	6/1/27	2,000,000	2,277,940
Total Indiana				3,335,930

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2015

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Iowa — 2.0%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	$1,110,000	$1,194,471
Iowa Fertilizer Co. Project	5.250%	12/1/25	1,790,000	1,986,524
Total Iowa				3,180,995
Maryland — 2.2%
Maryland State EDC, EDR, Transportation Facilities Project	5.750%	6/1/35	1,000,000	1,065,930
Maryland State Health & Higher EFA Revenue Bonds, Suburban Hospital	5.500%	7/1/16	2,500,000	2,509,425
Total Maryland				3,575,355
Massachusetts — 0.9%
Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Unrefunded Balance	5.750%	8/1/29	355,000	356,363
Massachusetts State Water Resources Authority Revenue:
General, NATL	5.000%	8/1/34	940,000	1,014,495
General, NATL	5.000%	8/1/34	60,000	65,469	(a)
Total Massachusetts				1,436,327
Michigan — 6.0%
Detroit, MI, GO, District State Aid	5.250%	11/1/24	3,500,000	3,989,930
Detroit, MI, Water & Sewerage Department, Disposal System Revenue, Senior Lien	5.250%	7/1/39	405,000	430,025
Michigan State Building Authority Revenue, Facilities Program	5.250%	10/15/47	250,000	277,653
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	610,000	646,002	(d)
Michigan State Finance Authority Revenue:
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	370,000	398,212
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	380,000	397,013
Michigan State Hospital Finance Authority Revenue, McLaren Health Care Corp.	5.750%	5/15/38	2,000,000	2,262,340	(a)
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport	5.000%	12/1/18	1,170,000	1,294,160	(e)
Total Michigan				9,695,335
Minnesota — 0.3%
Western Minnesota Municipal Power Agency Revenue	5.000%	1/1/46	500,000	555,145
Missouri — 1.3%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.375%	8/1/38	2,000,000	2,171,120
Nevada — 1.3%
Clark County, NV, GO, AMBAC	5.000%	11/1/21	2,000,000	2,128,740
New Jersey — 9.6%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue, AGM	5.000%	11/1/27	240,000	262,999

See Notes to Financial Statements.

6	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State EDA Revenue	5.000%	6/15/29	$500,000	$539,600
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	5.250%	9/15/29	2,000,000	2,183,360	(e)
Private Activity-The Goethals Bridge Replacement Project	5.375%	1/1/43	1,000,000	1,083,120	(e)
Provident Group — Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/48	500,000	524,420
School Facilities Construction	1.700%	3/1/28	2,500,000	2,437,275	(b)
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/38	6,000,000	6,077,940
New Jersey State Turnpike Authority Revenue	0.780%	1/1/18	2,500,000	2,507,875	(b)(c)
Total New Jersey				15,616,589
New York — 28.2%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	1,000,000	1,160,620
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	3,045,000	3,570,993
MTA, NY, Revenue	5.000%	11/15/25	1,000,000	1,162,930
MTA, NY, Revenue	5.250%	11/15/40	1,000,000	1,116,060
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue:
Amsterdam At Harborside	2.000%	1/1/49	97,436	7,795	(i)
Amsterdam At Harborside	6.700%	1/1/49	270,000	262,478
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution Fiscal 2011	5.000%	6/15/31	4,850,000	5,545,878
New York State Dormitory Authority Revenue:
Court Facilities Lease, NYC Issue, Non-State Supported Debt, AMBAC	5.500%	5/15/30	3,365,000	4,288,087
Non State Supported Debt, New School	5.000%	7/1/35	2,000,000	2,249,260
Non-State Supported Debt, Columbia University	5.000%	7/1/38	2,000,000	2,196,440
New York State Energy Research & Development Authority, PCR, Niagara Mohawk Power Corp.	0.462%	7/1/29	2,520,000	2,349,870	(b)
New York State Liberty Development Corp., Liberty Revenue:
3 World Trade Center LLC Project	5.375%	11/15/40	240,000	257,736	(d)
3 World Trade Center LLC Project	5.000%	11/15/44	870,000	883,076	(d)
4 World Trade Center LLC Project	5.750%	11/15/51	2,000,000	2,295,060
Second Priority, Bank of America Tower	5.125%	1/15/44	2,500,000	2,778,625
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, AMBAC	5.000%	4/1/26	4,700,000	5,052,077
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/26	5,000,000	5,367,350

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2015

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Port Authority of New York & New Jersey	5.000%	1/15/41	$5,000,000	$5,494,200
Total New York				46,038,535
North Carolina — 4.5%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Carolinas Healthcare System	5.000%	1/15/31	5,000,000	5,551,550
North Carolina Department of Transportation Private Activity Revenue, I-77 Hot Lanes Project	5.000%	6/30/54	500,000	515,965	(e)
North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group	5.000%	11/1/39	1,200,000	1,252,728
Total North Carolina				7,320,243
Ohio — 3.5%
Northeast, OH, Regional Sewer District Revenue, Waste Water Revenue Improvement	5.000%	11/15/43	4,040,000	4,495,833
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp.	5.700%	8/1/20	1,000,000	1,138,420
Total Ohio				5,634,253
Oklahoma — 1.4%
Grand River Dam Authority, OK, Revenue	5.250%	6/1/40	2,000,000	2,266,200
Pennsylvania — 7.1%
Central Bradford, PA, Progress Authority Revenue, Guthrie Healthcare Systems	5.000%	12/1/26	5,130,000	5,920,995
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project	5.000%	1/1/29	750,000	810,390	(g)
East Hempfield Township, PA, IDA Revenue, Student Services Inc.-Student Housing Project-Millersville University	5.000%	7/1/47	250,000	261,888
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	500,000	557,005
Philadelphia, PA, Gas Works Revenue, 7th General Ordinance, AMBAC	5.000%	10/1/17	2,685,000	2,901,706
Philadelphia, PA, School District, GO	5.000%	9/1/32	1,000,000	1,092,110
Total Pennsylvania				11,544,094
Puerto Rico — 1.0%
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/31	1,710,000	1,214,151
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	500,000	353,755
Total Puerto Rico				1,567,906
Tennessee — 5.2%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/20	2,030,000	2,278,452
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/20	3,555,000	3,956,857
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/21	2,000,000	2,239,920
Total Tennessee				8,475,229

See Notes to Financial Statements.

8	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — 14.6%
Austin, TX, Water & Wastewater System Revenue	5.000%	11/15/26	$2,500,000	$2,860,200
Austin, TX, Water & Wastewater System Revenue	5.125%	11/15/28	2,210,000	2,519,820
Beaumont, TX, ISD, GO, School Building, PSF	5.000%	2/15/33	1,100,000	1,172,226
Corpus Christi, TX, Utility System Revenue, Junior Lien	5.000%	7/15/31	2,905,000	3,291,975
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB, Step Bond	0.000%	10/1/36	2,000,000	1,544,640	(b)
Harris County, TX, Metropolitan Transit Authority Sales & Use Tax	5.000%	11/1/36	3,125,000	3,514,125
Houston, TX, Airport Systems Revenue, United Airlines Inc.	5.000%	7/15/30	1,000,000	1,056,050	(e)
Kemp, TX, ISD, GO, School Building, PSF-GTD	5.250%	2/15/33	3,450,000	3,717,552	(a)
Mesquite, TX, ISD, GO:
PSFG	0.000%	8/15/27	505,000	273,559	(a)
PSFG	0.000%	8/15/27	495,000	267,696
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, Collegiate Housing-Tarleton State University Project	5.000%	4/1/35	800,000	851,720
North Texas Tollway Authority Revenue	5.750%	1/1/40	2,500,000	2,742,300
Total Texas				23,811,863
Washington — 5.0%
Port of Seattle, WA, Revenue	5.000%	8/1/25	2,395,000	2,804,114
Port of Seattle, WA, Revenue, Intermediate Lien, NATL	5.000%	3/1/30	2,000,000	2,005,780
Washington State Health Care Facilities Authority Revenue, PeaceHealth	5.000%	11/1/28	3,000,000	3,363,300
Total Washington				8,173,194
Wisconsin — 4.8%
Public Finance Authority, WI, Airport Facilities Revenue, Transportation Infrastructure Properties LLC	5.000%	7/1/42	4,000,000	4,219,080	(e)
Wisconsin State HEFA Revenue, SSM Health Care Corp.	5.000%	6/1/25	3,110,000	3,545,027
Total Wisconsin				7,764,107
Total Municipal Bonds (Cost — $227,803,444)				246,180,280
Total Investments — 151.0% (Cost — $227,803,444#)				246,180,280
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (11.3)%				(18,500,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (40.8)%				(66,500,000)
Other Assets in Excess of Liabilities — 1.1%				1,877,221
Total Net Assets Applicable to Common Shareholders — 100.0%				$163,057,501

(a)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Maturity date shown represents the mandatory tender date.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2015

Western Asset Municipal Partners Fund Inc.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Security is purchased on a when-issued basis.

(h)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(i)	The coupon payment of these securities is currently in default as of May 31, 2015.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
ISD	— Independent School District
MTA	— Metropolitan Transportation Authority
MWRA	— Massachusetts Water Resources Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
PSFG	— Permanent School Fund Guaranty
RDA	— Redevelopment Agency

See Notes to Financial Statements.

10	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

Ratings Table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	4.6%
AA/Aa	47.0
A	33.5
BBB/Baa	9.2
BB/Ba	1.6
B/B	2.0
NR***	2.1
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

May 31, 2015

Assets:
Investments, at value (Cost — $227,803,444)	$246,180,280
Interest receivable	3,114,523
Receivable for securities sold	1,393,294
Prepaid expenses	37,776
Total Assets	250,725,873

Liabilities:
Variable Rate Demand Preferred Stock ($50,000 liquidation value per share; 1,330 shares issued and outstanding) (net of deferred offering costs of $579,666) (Note 5)	65,920,334
Payable for securities purchased	2,960,214
Investment management fee payable	116,258
Due to custodian	90,036
Payable to broker — variation margin on open futures contracts	12,188
Distributions payable to Auction Rate Cumulative Preferred Stockholders	1,079
Directors’ fees payable	49
Accrued expenses	68,214
Total Liabilities	69,168,372
Auction Rate Cumulative Preferred Stock (370 shares authorized and issued at $50,000 per share) (Note 6)	18,500,000
Total Net Assets Applicable to Common Shareholders	$163,057,501

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 9,719,063 shares issued and outstanding; 100,000,000 shares authorized)	$9,719
Paid-in capital in excess of par value	142,217,168
Undistributed net investment income	4,415,495
Accumulated net realized loss on investments and futures contracts	(1,947,723)
Net unrealized appreciation on investments and futures contracts	18,362,842
Total Net Assets Applicable to Common Shareholders	$163,057,501

Common Shares Outstanding	9,719,063

Net Asset Value Per Common Share	$16.78

See Notes to Financial Statements.

12	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2015

Investment Income:
Interest	$5,105,833

Expenses:
Investment management fee (Note 2)	679,354
Liquidity fees (Note 5)	115,706
Auction participation fees (Note 6)	47,845
Audit and tax fees	44,020
Legal fees	29,756
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	22,501
Directors’ fees	20,187
Transfer agent fees	19,492
Remarketing fees (Note 5)	15,147
Shareholder reports	14,211
Stock exchange listing fees	10,582
Rating agency fees	8,168
Fund accounting fees	7,909
Custody fees	6,760
Auction agent fees	4,495
Insurance	1,769
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	3,982
Miscellaneous expenses	25,483
Total Expenses	1,077,367
Net Investment Income	4,028,466

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	63,587
Futures contracts	(391,531)
Net Realized Loss	(327,944)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,516,179)
Futures contracts	377,419
Change in Net Unrealized Appreciation (Depreciation)	(2,138,760)
Net Loss on Investments and Futures Contracts	(2,466,704)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(31,896)
Increase in Net Assets Applicable to Common Shareholders from Operations	$1,529,866

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended May 31, 2015 (unaudited) and the Year Ended November 30, 2014	2015	2014

Operations:
Net investment income	$4,028,466	$8,391,629
Net realized loss	(327,944)	(1,034,065)
Change in net unrealized appreciation (depreciation)	(2,138,760)	14,087,152
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(31,896)	(89,529)
Increase in Net Assets Applicable to Common Shareholders from Operations	1,529,866	21,355,187

Distributions to Common Shareholders From (Note 1):
Net investment income	(4,227,792)	(8,309,800)
Decrease in Net Assets from Distributions to Common Shareholders	(4,227,792)	(8,309,800)

Fund Share Transactions:
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares (Note 6)	6,650,000	—
Increase in Net Assets from Fund Share Transactions	6,650,000	—
Increase in Net Assets Applicable to Common Shareholders	3,952,074	13,045,387

Net Assets Applicable to Common Shareholders:
Beginning of period	159,105,427	146,060,040
End of period*	$163,057,501	$159,105,427
*Includesundistributed net investment income of:	$4,415,495	$4,646,717

See Notes to Financial Statements.

14	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2015

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$1,561,762
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(16,422,033)
Sales of portfolio securities	8,280,884
Net purchases, sales and maturities of short-term investments	400,000
Net amortization of premium (accretion of discount)	293,115
Deferred preferred stock offering costs	(579,666)
Increase in receivable for securities sold	(1,393,294)
Increase in interest receivable	(22,379)
Increase in prepaid expenses	(16,151)
Increase in payable for securities purchased	2,960,214
Increase in due to custodian	90,036
Increase in investment management fee payable	6,002
Decrease in Directors’ fees payable	(1,270)
Decrease in accrued expenses	(40,449)
Decrease in payable to broker — variation margin on open futures contracts	(37,187)
Net realized gain on investments	(63,587)
Change in unrealized depreciation of investments	2,516,179
Net Cash Used in Operating Activities	(2,467,824)

Cash Flows from Financing Activities:
Distributions paid on Common Stock	(4,227,792)
Distributions paid on Auction Rate Cumulative Preferred Stock	(34,979)
Proceeds from offering of Variable Rate Demand Preferred Stock	66,500,000
Repurchase of Auction Rate Cumulative Preferred Stock	(59,850,000)
Net Cash Provided by Financing Activities	2,387,229
Net Decrease in Cash	(80,595)
Cash at Beginning of Period	80,595
Cash at End of Period	—

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	15

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2015[1,2]	2014[1]	2013[1]	2012[1]	2011[1]	2010[1]

Net asset value, beginning of period	$16.37	$15.03	$17.30	$15.24	$14.49	$14.41

Income (loss) from operations:
Net investment income	0.41	0.86	0.87	0.91	0.91	0.95
Net realized and unrealized gain (loss)	(0.24)	1.35	(2.20)	2.02	0.70	(0.03)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from:
Net investment income	(0.00) [3]	(0.01)	(0.02)	(0.02)	(0.03)	(0.04)
Net realized gains	—	—	(0.00) [3]	(0.00) [3]	—	—
Total income (loss) from operations	0.17	2.20	(1.35)	2.91	1.58	0.88

Distributions paid to common shareholders from:
Net investment income	(0.44) [4]	(0.86)	(0.84)	(0.84)	(0.83)	(0.80)
Net realized gains	—	—	(0.08)	(0.01)	—	—
Total distributions to common shareholders	(0.44)	(0.86)	(0.92)	(0.85)	(0.83)	(0.80)

Net Increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	0.68	—	—	—	—	—

Net asset value, end of period	$16.78	$16.37	$15.03	$17.30	$15.24	$14.49

Market price, end of period	$15.26	$14.64	$13.37	$18.20	$14.83	$13.87
Total return, based on NAV[5,6]	5.19%[7]	14.95%	(7.97)%	19.54%	11.42%	6.16%
Total return, based on Market Price[8]	7.21%	16.04%	(22.01)%	29.08%	13.54%	14.19%

Net assets applicable to common shareholders, end of period (000s)	$163,058	$159,105	$146,060	$168,113	$148,080	$140,801

Ratios to average net assets based on common shares outstanding:[9]
Gross expenses	1.33%[10]	1.20%	1.17%	1.14%	1.25%	1.24%
Net expenses	1.33 [10]	1.20	1.17	1.14	1.25	1.24
Net investment income	4.96 [10]	5.44	5.44	5.55	6.26	6.40

Portfolio turnover rate	3%	10%	17%	17%	34%	32%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$18,500	$85,000	$85,000	$85,000	$85,000	$85,000
Variable Rate Demand Preferred Stock at Liquidation Value, End of Period (000s)	$66,500	—	—	—	—	—
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[11]	292%	287%[12]	272%[12]	298%[12]	274%[12]	266%[12]
Asset Coverage, per $50,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[11]	$145,916	$143,591	$135,918	$148,890	$137,106	$132,824

See Notes to Financial Statements.

16	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2015 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 0.87%.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[10]	Annualized.

[11]

Represents value of net assets plus the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the auction rate cumulative preferred stock and variable rate demand preferred stock, if any , outstanding at the end of the period.

[12]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal Partners Fund Inc. (the “Fund”) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

18	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$246,180,280	—	$246,180,280

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures Contracts	$13,994	—	—	$13,994

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

20	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized gains, if any, are taxable and are declared at least annually. Distributions of net realized gains, if any, are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of Auction Rate Cummulative Preferred Stocks (“ARCPS”) are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of Variable Rate Demand Preferred Stock (“VRDPS”) are accrued on a daily basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividend or distributions.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, including the aggregate liquidation value (i.e., $50,000 per outstanding share) of the VRDPS, and (2) the aggregate liquidation value (i.e., $50,000 per outstanding share) of the ARCPS.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating this fee, the liquidation value of any outstanding Preferred Stock of the Fund is not deducted in determining the Fund’s net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,422,033
Sales	8,280,884

At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes substantially were as follows:

Gross unrealized appreciation	$18,972,799
Gross unrealized depreciation	(595,963)
Net unrealized appreciation	$18,376,836

At May 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	15	9/15	$2,320,381	$2,334,375	$(13,994)

22	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2015.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$13,994

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(391,531)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$377,419

During the six months ended May 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$8,190,134

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,4]	Net Amount
Futures contracts[5]	$12,188	$(12,188)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	See the Schedule of Investments for securities pledged as collateral.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

5. Variable rate demand preferred stock

On March 11, 2015, the Fund completed a private offering of 1,330 shares of Series 1 Variable Rate Demand Preferred Stock (“VRDPS”). Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M Auction Rate Cumulative Preferred Stock (“ARCPS”) that had been accepted for payment pursuant to the tender offer (see Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

The table below summarizes the key terms of Series 1 of the VRDPS at May 31, 2015.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	3/11/2045	1,330	$50,000	$66,500,000

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in the event of a failed remarketing where purchase orders are not sufficient in number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.10% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations.

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, March 11, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

24	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

The Fund has entered into a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on March 9, 2016. The Fund has the right, which is exercisable 120 to 90 days prior to the scheduled termination date, to request that the liquidity provider extend the term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of VRDPS or the holders of common stock. Pursuant to the 1940 Act, holders of the VRDPS have the right to elect two Directors of the Fund, voting separately as a class.

The annualized dividend rate for the VRDPS shares for the period ended May 31, 2015 was 0.152%. VRDPS shares issued and outstanding remained constant during the period ended May 31, 2015.

6. Auction rate cumulative preferred stock

On April 2, 1993, the Fund closed its public offering of 800 Variable rate demand preferred stock shares of $0.001 par value Auction Rate Cumulative Preferred Stock, Series M (“Preferred Stock”), at an offering price of $50,000 per share. On July 20, 2007, the Fund acquired the Preferred Stock of Western Asset Municipal Partners Fund II Inc. On October 1, 1993, Western Asset Municipal Partners Fund II Inc. closed its public offering of 900 shares of $0.001 par value Preferred Stock at an offering price of $50,000 per share. Thus, the Fund had 1,700 shares of Preferred Stock outstanding. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction. The maximum rate is calculated using the higher of 110% of the taxable equivalent of the short-term municipal bond rate and 110% of the prevailing 30 day AA commercial paper rate. The Fund may pay higher maximum rates if the rating of the Fund’s Preferred Stock were to be lowered by the rating agencies. To the extent capital gains and other taxable

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s Preferred Stock starting on February 15, 2008, the Fund pays the applicable maximum rate. The dividend rates ranged from 0.088% to 0.213% during the six months ended May 31, 2015. The weighted average dividend rate for the six months ended May 31, 2015 was 0.121%. At May 31, 2015, the dividend rate was 0.213%.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the period of the report and for all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 3, 2009 and December 28, 2009, Citigroup Global Markets Inc. (“CGM”) and Merrill Lynch, Pierce, Fenner & Smith Inc., respectively, reduced their participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. Effective June 1, 2010, Wells Fargo Advisors, LLC reduced its participation fee to an annual rate of 0.10% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2015, the Fund paid $47,845 to participating broker/dealers.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common stock shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $50,000 per share (or $45,000 per share), plus any unpaid dividends accrued through March 6, 2015, the expiration date of the tender offer.

26	Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report

The Fund’s tender offer was conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On March 11, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,330 Series M ARCPS, which represented 78.24% of the outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

7. Distributions to common shareholders subsequent to May 31, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount
6/19/2015	6/26/2015	$0.0725
7/24/2015	7/31/2015	$0.0725
8/21/2015	8/28/2015	$0.0725

8. Deferred capital losses

As of May 31, 2015, the Fund had deferred capital losses of $2,123,485, which have no expiration date, that will be available to offset futures taxable gains.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2015-03 (“ASU 2015-03”), Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the balance sheet as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.

Western Asset Municipal Partners Fund Inc. 2015 Semi-Annual Report	27

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal Partners Fund Inc. was held on April 24, 2015, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares and Preferred Shares (together, as a single class) Votes For	Common Shares and Preferred Shares (together, as a single class) Votes Withheld	Preferred Shares Votes For	Preferred Shares Votes Withheld
Robert D. Agdern	8,118,076	459,957	0	0
Carol L. Colman	8,158,167	419,866	0	0
Leslie H. Gelb	8,093,745	484,288	0	0
Riordan Roett	0	0	1,494	0

At May 31, 2015, in addition to Robert D. Agdern, Carol L. Colman, Leslie H. Gelb and Riordan Roett, the other Directors of the Fund were as follows:

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

William R. Hutchinson

Eileen A. Kamerick

28	Western Asset Municipal Partners Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by

Western Asset Municipal Partners Fund Inc.	29

Dividend reinvestment plan (unaudited) (cont’d)

the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting of distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distributions paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

30	Western Asset Municipal Partners Fund Inc.

Western Asset

Municipal Partners Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset Municipal Partners Fund Inc.

620 Eighth Avenue 49th Floor New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company 6201 15th Avenue Brooklyn, NY 11219

Auction agent

Deutsche Bank

60 Wall Street New York, NY 10005

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

New York Stock Exchange Symbol

MNP

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common and preferred stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010083 7/15 SR15-2527

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Municipal Partners Fund Inc.

Date:	July 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Municipal Partners Fund Inc.

Date:	July 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Municipal Partners Fund Inc.

Date:	July 24, 2015